                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 6, 2001

                        FOUNTAIN PHARMACEUTICALS, INC.
                        ------------------------------
            (Exact name of registrant as specified in its charter)

        Delaware                           0-18399                  62-1386759
        --------                           -------                  ----------
(State or other jurisdiction of     (Commission File Number)      (IRS. Employer
incorporation or organization)                                       I.D. No.)

                             7279 Bryan Dairy Road
                             Largo, Florida 33777
                             --------------------
                   (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (727) 548-0900
                                                           --------------

                                      N/A
          ------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 1.      Changes in Control of Registrant
------       --------------------------------

             None.

Item 2.      Acquisition or Disposition of Assets
------       ------------------------------------

                      As of December 31, 1998, the Company entered into a
             credit arrangement with Mr. Joseph S. Schuchert, Jr.. The Credit Agreement (the "Credit Agreement") provides for a secured line of credit of up to $1,500,000, the principal and unpaid interest of which is due on the earlier of December 31, 2000, 180 days from written demand of the lender or upon an event of default under the agreement. The line of credit is secured by a lien on substantially all the assets of the Company. The line of credit with Mr. Schuchert matured on December 31, 2000. The Company was not in a financial position to make the payment of $1,782,184 in principal and interest due on that date. Subsequent to December 31, 2000, the line of credit continued to accrue interest, the Company remained in default under this agreement and Mr. Schuchert did not exercise his option to call the loan until June 21, 2001.

                      On June 21, 2001, Mr. Schuchert notified the Company
             that the funds advanced by him under this agreement were immediately due and in the event such payments were not forthcoming on or before July 2, 2001, notice was hereby given that Mr. Schuchert shall take action necessary to take possession of the Company's assets and other collateral as defined in the agreement.

                      The Company's Board of Directors met on June 28, 2001
             and voted to comply with the agreement and transfer the assets of the Company at the close of business on July 6, 2001 to Mr. Schuchert, since the Company was not in a financial position to make the payment. As of July 6, 2001, the Company had $1,870,997 of principal and interest due under this facility.

Item 3.      Bankruptcy or Receivership
------       --------------------------

             None.

Item 4.      Changes in Registrant's Certifying Accountant
------       ---------------------------------------------

             None.

Item 5.      Other Information
------       -----------------

                      As described under "Item 2", subsequent to July 6,
             2001, the Company's assets are being transferred to Mr. Joseph
             S. Schuchert, Jr. as defined in the Credit and Security Agreement dated December 31, 1998.

                      Since the Company no longer has tangible assets,
             except the Company's public shell, to generate revenue to offset the Company's unsecured liabilities, the Company is not in position to continue as a going concern. The latest filing of the Company's 10-QKB for March 31, 2001, listed the Company's total assets at $522,554 with total liabilities of $3,374,361. The $3,374,361 in liabilities is comprised of:

                      Secured loan-Joseph Schuchert (principal and interest)       $1,826,330
                      Unsecured loan-Joseph Schuchert (principal and interest)     $1,348,075
                      Accounts payable and accrued expenses                        $  199,956
                                                                                   ----------
                               Total Liabilities                                   $3,374,361
                                                                                   ==========

                      Since the Company's total liabilities exceed total
             assets by a deficit of $2,851,807, the Company's Board of Directors acted accordingly by suspending operations and terminating the remaining employees including the interim Chief Executive Officer/Vice President of Operations effective July 6, 2001. The Company's Board of Directors retained only one employee, the interim Chief Financial Officer/Director of Finance and Administration, who will assist in the transfer of assets to Mr. Schuchert and close down the operations of the Company. The Company's Board of Director's are currently pursuing candidates with interests in purchasing the Company's public shell of which the proceeds will be use to pay the unsecured liabilities, other related Company expenses and final distributions, if any, to the Company's shareholders. However, there can be no assurance that any such transaction will be successfully completed by the Company.

Item 6.      Resignations of Registrant's Directors
------       --------------------------------------

             None.

Item 7.      Financial Statements and Exhibits
------       ---------------------------------

             (a)      Exhibits:  None.

             (b)      Reports on Form 8-K:  None.

Item 8.      Change in Fiscal Year
------       ---------------------

             None.

Item 9.      Sales of Equity Securities Pursuant to Regulation S
------       ---------------------------------------------------

             None.

                        FOUNTAIN PHARMACEUTICALS, INC.

                                  SIGNATURES
                                  ----------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FOUNTAIN PHARMACEUTICALS, INC.



Dated:  July 31, 2001                     /s/ Francis J. Werner
                                          --------------------------------------
                                          FRANCIS J. WERNER
                                          Interim Chief Financial Officer and
                                          Director of Finance and Administration